                         STOCK BUY AND SELL AGREEMENT



        THIS AGREEMENT is entered into and executed by and between each of the undersigned Shareholders of Whidbey Island Bank, a Washington banking corporation (the "Bank"). The parties to this Agreement are individually and collectively referred to in this Agreement as the "Shareholders".

                                    RECITALS

        1. The Bank currently has authorized capitalization of 100,000 shares of Common Stock, with a par value of $20.00 (the "Stock").

        2. Each of the Shareholders holds of record and beneficially the number of shares of the Stock shown below opposite his name and signature.

        3. The Shareholders agree that the continued success of the Bank is dependent in part upon the continued active interest and participation of the Shareholders, and that it is in the best interests of the Bank and the Shareholders to encourage the retention of ownership of a substantial portion of the Stock by the Shareholders.

                                   AGREEMENT

        In consideration of the mutual promises set forth in this Agreement, the Shareholders agree as follows:

        1.  RESTRICTION ON SALE OF STOCK

        No Shareholder shall sell, assign, transfer, bequeath, encumber, pledge or otherwise hypothecate or dispose of any shares of Stock now held or hereafter acquired except as provided in this Agreement. Any shares of Stock acquired after the date of this Agreement shall be delivered promptly to the Bank for endorsement as provided in Section 5(c) of this Agreement.

        2.  PERMISSIBLE ASSIGNMENT OR PLEDGE

        Shares of Stock (i) shall be freely assignable by any Shareholder to such Shareholder's spouse, children or other lineal descendants, or to any trust for the benefit of any of the foregoing family members, either by gift or sale during lifetime or by bequest or gift at time of death, and (ii) may be pledged to collateralize any borrowing from a financial institution; provided, however, that any such transferee shall take such shares subject to all of the terms and conditions of this Agreement.

        3.  RIGHT OF FIRST REFUSAL

            a. NOTICE OF OFFER TO PURCHASE. If any Shareholder wishes to accept a bona fide offer (the "Offer") to purchase any or all of his shares of Stock, he shall first deliver to all of the other Shareholders ("Remaining Shareholders") a written notice (the "Notice"), stating (i) that the Shareholder has received a written Offer for his Stock from a prospective purchaser (a copy of such written Offer, which must set forth the specific terms of the Offer, shall be enclosed), (ii) the name and address of the prospective purchaser, (iii) the number of shares of Stock to be purchased, and
(iv) the price, terms and conditions of the Offer, and offering to sell the shares of Stock covered by the Offer to the Remaining Shareholders at the same price per share and on the same terms and conditions as proposed in the Offer; except that if the Offer consists, in whole or in part, of securities to be issued by the proposed purchaser, then the Remaining Shareholders may acquire the Stock for cash in an amount equivalent to the then fair market value ("Fair Market Value") of such securities. Fair Market Value for purposes of this Agreement shall mean the average of the mean between the high and low closing prices of the securities as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the twenty consecutive trading days immediately preceding the date of the Offer, or if the securities are not reported on NASDAQ, as determined by a qualified independent appraiser to be selected by the Board of Directors of the Bank. The valuation determined by the appraiser shall be conclusive.

            b. SHAREHOLDER'S RIGHT TO PURCHASE. The Remaining Shareholders shall have the right to purchase the shares of Stock subject to the Notice on a pro rata basis based upon the number of Remaining Shareholders who elect to purchase. The Stock may be purchased at the price per share and on the terms and conditions stated in the Notice (or the cash equivalent described above) or on such other terms as shall be agreeable to the offering Shareholder and the Remaining Shareholders electing to to purchase.

            c. EXERCISE OF RIGHT TO PURCHASE. Acceptance by any Shareholder of the Offer described in the Notice must be by written notice of acceptance delivered to the offering Shareholder within 30 days of the date on which the Notice is first sent to the accepting Shareholder, accompanied by the Remaining Shareholder's good and sufficient check for the full amount of the purchase price.

            d. SALE BY SHAREHOLDER. If the Remaining Shareholders elect to acquire the Stock covered by the Notice, they must acquire all of such Stock. If all of the Stock covered by the Notice is not acquired by the Remaining Shareholders in accordance with the preceding paragraphs, then the offering Shareholder shall have the right for a period of 60 days from the date that the Notice is first sent to the other Shareholders to transfer all of the Stock covered by the Notice to the purchaser named in the Notice at the price and on the terms and conditions stated in the Notice.

     4.   Involuntary Assignment

     In the event of the involuntary assignment or transfer of any Shareholder's Stock, the Remaining Shareholders shall have the option to purchase all of the Stock involuntarily assigned, on the following terms and conditions:

          a. The Remaining Shareholders shall have the right and option to purchase any of the shares of Stock involuntarily assigned, on a pro rata basis as provided in Section 3(b) of this Agreement, by delivery to the assignee of written notice of exercise within 90 days after the date of actual notice to the Shareholders of the involuntary assignment.

          b. The option price shall be the Fair Market Value of the Stock involuntarily assigned.

     5.   Successors and Assigns

          a. This Agreement shall be binding upon, and inure to the benefit of, all of the Shareholders, all other shareholders, if any, who become parties to this Agreement pursuant to the provisions of Section 10 of this Agreement, and all other parties who acquire any interest in any Stock from any of the Shareholders, including without limitation, all beneficiaries, personal representatives, heirs, successors and assigns. The term "Shareholder" shall include any person who becomes subject to this Agreement pursuant to this
Section 5.

          b. All parties to this Agreement shall, as a condition of any transfer of shares of Stock subject to this Agreement, require the transferee to consent and agree in writing to all of the terms and conditions of this Agreement.

          c. All certificates representing Stock held by the Shareholders shall be immediately delivered to the Bank for purposes of endorsement, and shall be endorsed as follows, and each new certificate hereafter issued to any Shareholder, regardless of the circumstances of such issuance, shall be similarly endorsed:

          Any sale, assignment, transfer, pledge or other disposition of the shares of stock represented by this certificate is restricted by, and subject to the terms and provisions of, an Agreement dated the ___ day of ____________, 199_, and by acceptance of this certificate, the holder of this certificate agrees to be bound by the terms of such Agreement.

     d. A copy of this Agreement shall be filed with the Secretary of the Bank.

     6.   Termination

          a. This Agreement shall automatically terminate in the event of the sale, receivership, or dissolution of the Bank.

          b. This Agreement may be amended or terminated at any time by the written agreement of two-thirds of more of the Shareholders when subject to this Agreement.

          c. This Agreement shall automatically terminate ten (10) years from the date of this Agreement, unless otherwise extended by the affirmative action of two-thirds or more of the Shareholders then subject to this Agreement.

     7.   Notices

     Any notice provided for in this Agreement to be given to any party shall be in writing and shall be deemed effectively delivered if delivered personally or if deposited in the United States mail, postage prepaid, addressed to the person to be notified at his most recent post office address according to the records of the Bank.

     8.   Securities Laws

     Nothing contained in this Agreement shall relieve any selling Shareholder from the obligation to comply with all applicable federal and state securities laws. The parties to this Agreement covenant and agree that the Bank may require, as a condition of the acceptance of any transfer of record of Stock, that the Bank be furnished with an opinion of counsel satisfactory to the Bank that such sale or transfer is not in violation of applicable federal and state securities laws.

     9.   Miscellaneous

          a. Severability. If any term of this Agreement shall be invalid, illegal or unenforceable, in whole or in part, the validity of any of the other terms of the Agreement shall not in any way be affected thereby.

          b. Time of the Essence. Time is of the essence in the performance of this Agreement.

          c. Remedies. Each party to this Agreement, including those who shall subsequently become Shareholders, shall have the right to require specific performance of the covenants in this Agreement, and shall be entitled to a judgment or decree to such effect from any court of competent jurisdiction.

          d. Governing Law/Venue. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Washington, and any action brought to constrain or enforce the terms of this Agreement shall be in _______________County, Washington.

          e. Counterparts. This Agreement may be executed in several counterparts, and all counterparts so executed shall constitute one instrument, binding on all of the executing parties.

     10.    Additional Shareholders

     In the event that an additional party who owns shares of Stock desires to become a party to this Agreement, then upon the execution and delivery of a completed counterpart of this document to the other Shareholders and acceptance of such additional party by a majority of the Shareholders then subject to this Agreement, such party shall become a party to this Agreement, and such party and his/her heirs, successors and assigns shall be bound by all of the terms and conditions of the Agreement in this same manner as all other Shareholders.

     EXECUTED this 10th day of March, 1993.

                                  SHAREHOLDERS

Shareholder                                   No. of Shares
-----------                                   -------------

/s/  MICHAL D. CANN                               24
----------------------------------
     Michal D. Cann


/s/  ORLAN DEAN
----------------------------------
     Orlan Dean


/s/  F. MERRICK DUNN
----------------------------------                20 plus option on 600 shares
     F. Merrick Dunn


Shareholder                                       No. of Shares
-----------                                       -------------

/s/ KARL C, KRIEG
-----------------------------
Karl C. Krieg


/s/ JAY T. LIEN                                        160
-----------------------------
Jay T. Lien



/s/ ROBERT J. NELSON                                   250
-----------------------------
Robert J. Nelson


/s/ ROBERT OLSON                                       23
-----------------------------
Robert Olson


/s/ EDWIN R. SHERMAN
-----------------------------
Edwin R. Sherman



/s/ Edward J. Wallgren
-----------------------------
Edward J. Wallgren



/s/ PHYLLIS A. HAWKINS
-----------------------------
Phyllis A. Hawkins




/s/ BARBARA L. JOHNSON
-----------------------------
Barbara L. Johnson


SHAREHOLDER                                  NO. OF SHARES
-----------                                  -------------



     The undersigned, being the spouses of the persons named above, hereby consent and agree to all terms and conditions of the foregoing Agreement, in each case on his or her own behalf and on behalf of his or her marital community.



 /s/ Marline Dunn                           Date:    March 10, 1993
-----------------------------                     ------------------------
 /s/ Carol M. Olson                          Date:    March 11, 1993
-----------------------------                     ------------------------
 /s/ Dorothy Lien                            Date:    March 22, 1993
-----------------------------                     ------------------------
 /s/ Susan E. Cann                           Date:    March 23, 1993
-----------------------------                     ------------------------
 /s/ Damaris I. Dean                         Date:    March 26, 1993
-----------------------------                     ------------------------
 /s/ Jean H. Sherman                         Date:    March 29, 1993
-----------------------------                     ------------------------
 /s/ Waleda Mia Wallgren                     Date:    April 7, 1993
-----------------------------                     ------------------------
 /s/ Darlyne Krieg                           Date:    April 16, 1993
-----------------------------                     ------------------------
 /s/ Thomas E. Hawkins                       Date:    March 19, 1993
-----------------------------                     ------------------------
                                             Date:
-----------------------------                     ------------------------

                 FIRST AMENDMENT TO STOCK BUY AND SELL AGREEMENT

                           DATED AS OF APRIL 30, 1996

                                    RECITALS

A. The parties to this First Amendment, in their capacity as shareholders of Whidbey Island Bank, a Washington banking corporation (the "Bank"), have previously entered into and executed a Stock Buy and Sell Agreement dated as of March 10, 1993 (the "Agreement") relating to their shares of Bank Common Stock.

B. On January 18, 1996, the Board of Directors of the Bank (of which certain of the parties also is a member) approved a Plan and Agreement of Reorganization ("Plan"), whereby the Bank would reorganize into a bank holding company under the name Washington Banking Corporation ("WBC"), subject to shareholder and regulatory approval, and each share of Bank common stock would be exchanged for one share of WBC common stock.

C. The Agreement restricts the transfer of Bank stock by the parties except as provided in the Agreement.

D. The parties to the Agreement wish to have their shares of Bank stock exchanged for shares of WBC stock upon consummation of the Reorganization pursuant to the Plan and accordingly agree to enter into this First Amendment.

                                    AMENDMENT

1. All references in the Agreement to the Bank are hereby amended to refer to Washington Banking Corporation, a Washington business corporation.

2. Except as expressly amended herein or where the context otherwise requires, all other terms of the Agreement shall remain in full force and effect.

3. For any purpose, the Agreement as amended hereby may be set forth in a composite form giving effect to the amendments made hereby.

4. This Amendment shall take effect on the Exchange Date specified in the Plan and all shares of WBC common stock issued to the parties to the Agreement shall bear the legend specified in Section 5c of the Agreement. This Amendment shall be binding on all parties upon execution, unless the Plan should be abandoned for any reason, in which event this Amendment shall be void and have no effect on the existing Agreement.

        This Agreement has been executed and delivered by the parties hereto as of the date first hereinabove written.

                                  SHAREHOLDERS

SHAREHOLDER                                               NO. OF SHARES
-----------                                               -------------
/s/ MICHAL D. CANN                                               33
-----------------------------------
Michal D. Cann

/s/ ORLAN DEAN                                                   97
-----------------------------------
Orlan Dean

/s/ F. MERRICK DUNN                                             280
-----------------------------------
F. Merrick Dunn

/s/ PHYLLIS A. HAWKINS                                           48
-----------------------------------
Phyllis A. Hawkins

                                                                401
-----------------------------------
Barbara L. Johnson

/s/ KARL C. KRIEG                                               147
-----------------------------------
Karl C. Krieg

/s/ JAY T. LIEN                                                 193
-----------------------------------
Jay T. Lien

/s/ ROBERT J. NELSON                                            260
-----------------------------------
Robert J. Nelson

/s/ ROBERT OLSON                                                249
-----------------------------------
Robert Olson

                                                                 91
-----------------------------------
Jean Sherman

/s/ EDWARD J. WALLGREN                                          240
-----------------------------------
Edward J. Wallgren

        The undersigned, being the spouses of parties to the foregoing Amendment, hereby consent and agree to all terms and conditions of the foregoing Amendment, in each case on his or her own behalf and on behalf of his or her marital community.

/s/ SUSAN E. CANN
-----------------------------------
Susan E. Cann

-----------------------------------
Damaris I. Dean

-----------------------------------
Marline Dunn

-----------------------------------
Thomas E. Hawkins

-----------------------------------
Darlyne Krieg

-----------------------------------
Dorothy Lien

-----------------------------------
Carol M. Olson

/s/ WALEDA MIA WALLGREN
-----------------------------------
Waleda Mia Wallgren